UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 1, 2023
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 - Results of Operations and Financial Condition.

On November 1, 2023, SunCoke Energy, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2023. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

As noted above, on November 1, 2023, the Company issued a press release announcing its financial results for the third quarter of 2023. Additional information concerning the Company’s financial results for the third quarter of 2023 will be presented in a slide presentation to investors during a previously announced teleconference on November 1, 2023. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 1, 2023, the Company issued a press release announcing the declaration of its quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits.

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	SunCoke Energy, Inc. Press Release, announcing earnings (November 1, 2023)
99.2	SunCoke Energy, Inc. Slide Presentation regarding earnings (November 1, 2023)
99.3	SunCoke Energy, Inc. Press Release, announcing cash dividend (November 1, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of November, 2023.

SUNCOKE ENERGY, INC.

By:	/s/ Mark W. Marinko
Name:	Mark W. Marinko
Title:	Senior Vice President and Chief Financial Officer